UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2023
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THE COOPER COMPANIES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-08597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6101 Bollinger Canyon Road, Suite 500, San Ramon, California 94583
(Address of principal executive offices, including Zip Code)
(925) 460-3600
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	COO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2023, The Cooper Companies, Inc. (the “Company”) announced that, on recommendation of the Corporate Governance & Nominating Committee, the Board of Directors of the Company (the “Board”) voted to expand the size of the Board from eight directors to nine directors with effect from December 1, 2023 and to appoint Lawrence E. Kurzius to fill the new director position, with effect from December 1, 2023, until his successor is duly elected and qualified or his earlier resignation or removal. Concurrent with his appointment, Mr. Kurzius was appointed to the Audit Committee and to the Organization & Compensation Committee.

Mr. Kurzius has been determined to be an independent director under Nasdaq listing standards. There are no arrangements or understandings between Mr. Kurzius and any other persons pursuant to which he was selected as a director. Additionally, there are no transactions involving the Company and Mr. Kurzius that the Company would be required to report pursuant to Item 404(a) of Regulation S-K. Mr. Kurzius will be compensated for his service as a director consistent with the compensation provided to other non-employee directors as described in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on January 30, 2023.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the appointment of Mr. Kurzius is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description
99.1	Press Release dated November 30, 2023 of The Cooper Companies, Inc.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    THE COOPER COMPANIES, INC.

    By:     /s/ Nicholas S. Khadder
        Nicholas S. Khadder
        General Counsel & Corporate Secretary

Dated: November 30, 2023